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Mar-2002                               1995-A                            Page 1

                                                                    EXHIBIT 99.3

                         MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                    SERIES 1995-A
                            CC MASTER CREDIT CARD TRUST II
                    (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,668,455,029.71
Beginning of the Month Finance Charge Receivables:            $  148,493,762.13
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $2,816,948,791.84

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $2,606,203,699.74
End of the Month Finance Charge Receivables:                  $  137,951,283.81
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $2,744,154,983.55

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust II Series)        $1,850,000,000.00
End of the Month Transferor Amount                            $  756,203,699.74
End of the Month Transferor Percentage                                   29.02%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                    $   64,466,687.15
     60-89 Days Delinquent                                    $   43,292,727.91
     90+ Days Delinquent                                      $   88,922,141.59

     Total 30+ Days Delinquent                                $  196,681,556.65
     Delinquent Percentage                                                7.17%

Defaulted Accounts During the Month                           $   19,508,763.94
Annualized Default Percentage                                             8.77%

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Mar-2002                               1995-A                            Page 2


Principal Collections                                         $331,496,950.79
Principal Payment Rate                                                 12.42%

Total Payment Rate                                                     13.44%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                          $368,000,000.00
     Class B Initial Invested Amount                          $ 32,000,000.00
                                                           ------------------
TOTAL INITIAL INVESTED AMOUNT                                 $400,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                  $368,000,000.00
     Class B Invested Amount                                  $ 32,000,000.00
                                                           ------------------
TOTAL INVESTED AMOUNT                                         $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         14.99%

PRINCIPAL ALLOCATION PERCENTAGE                                        14.99%

MONTHLY SERVICING FEE                                         $    500,000.00

INVESTOR DEFAULT AMOUNT                                       $  2,924,353.42

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                 92.00%

     Class A Finance Charge Collections                       $  6,969,938.82
     Other Amounts                                            $          0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $  6,969,938.82

     Class A Monthly Interest                                 $    681,311.11
     Class A Servicing Fee                                    $    460,000.00
     Class A Investor Default Amount                          $  2,690,405.14

TOTAL CLASS A EXCESS SPREAD                                   $  3,138,222.57

REQUIRED AMOUNT                                               $          0.00

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Mar-2002                               1995-A                            Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                8.00%

     Class B Finance Charge Collections                       $  606,081.64
     Other Amounts                                            $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $  606,081.64

     Class B Monthly Interest                                 $   62,275.56
     Class B Servicing Fee                                    $   40,000.00

TOTAL CLASS B EXCESS SPREAD                                   $  503,806.08

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                           $3,642,028.65

     Excess Spread Applied to Required Amount                 $        0.00

     Excess Spread Applied to Class A Investor Charge Offs    $        0.00

     Excess Spread Applied to Class B Items                   $  233,948.28

     Excess Spread Applied to Class B Investor Charge Offs    $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee     $   28,933.33

     Excess Spread Applied to Cash Collateral Account         $        0.00

     Excess Spread Applied to Reserve Account                 $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                       $3,379,147.04

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Mar-2002                               1995-A                            Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                    $15,504,466.54

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                 $         0.00

     Excess Finance Charge Collections applied to
     Required Amount                                          $         0.00

     Excess Finance Charge Collections applied to
     Class A Investor Charge Offs                             $         0.00

     Excess Finance Charge Collections applied to
     Class B Items                                            $         0.00

     Excess Finance Charge Collections applied to
     Class B Investor Charge Offs                             $         0.00

     Excess Finance Charge Collections applied to
     Monthly Cash Collateral Fee                              $         0.00

     Excess Finance Charge Collections applied to
     Cash Collateral Account                                  $         0.00

     Excess Finance Charge Collections applied to
     Reserve Account                                          $         0.00

     Excess Finance Charge Collections applied to
     other amounts owed Cash Collateral Depositor             $         0.00

YIELD AND BASE RATE
-------------------

     Base Rate (Current Month)                                         4.16%
     Base Rate (Prior Month)                                           4.11%
     Base Rate (Two Months Ago)                                        4.08%
                                                                  ----------
THREE MONTH AVERAGE BASE RATE                                          4.11%

     Portfolio Yield (Current Month)                                  13.96%
     Portfolio Yield (Prior Month)                                    10.80%
     Portfolio Yield (Two Months Ago)                                 12.81%
                                                                  ----------
THREE MONTH AVERAGE PORTFOLIO YIELD                                   12.52%

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Mar-2002                               1995-A                            Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                          92.00%

     Class A Principal Collections                            $45,715,920.48

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

     Class B Principal Collections                            $ 3,975,297.42

TOTAL PRINCIPAL COLLECTIONS                                   $49,691,217.90

INVESTOR DEFAULT AMOUNT                                       $ 2,924,353.42

REALLOCATED PRINCIPAL COLLECTIONS                             $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                             $         0.00

CLASS A ACCUMULATION
     Controlled Accumulation Amount                           $         0.00
     Deficit Controlled Accumulation Amount                   $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                $         0.00

CLASS B ACCUMULATION
     Controlled Accumulation Amount                           $         0.00
     Deficit Controlled Accumulation Amount                   $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                             $52,615,571.32

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                  $         0.00
CLASS B INVESTOR CHARGE OFFS                                  $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

     Required Cash Collateral Amount                          $52,000,000.00
     Available Cash Collateral Amount                         $52,000,000.00

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Mar-2002                               1995-A                            Page 6

INTEREST RATE CAP PAYMENTS
--------------------------

     Class A Interest Rate Cap Payments                       $0.00
     Class B Interest Rate Cap Payments                       $0.00

TOTAL DRAW AMOUNT                                             $0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $0.00

                                            First USA Bank, National Association
                                            as Servicer

                                            By:    /s/ Tracie H. Klein
                                                   ----------------------
                                                   Tracie H. Klein
                                                   First Vice President